Exhibit 99.1

Frontier Communications Investor Presentation April 2010 Telephone Internet Television Wireless Data Frontier® Communications

Safe Harbor Statement Forward-Looking Language This presentation contains forward-looking statements that are made pursuant to the safe harbor  provisions of The Private Securities Litigation Reform Act of 1995.  These statements are made on the basis of management’s views and assumptions regarding future events and business performance.  Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements.  Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements.  These risks and uncertainties are based on a number of factors, including but not limited to:  Our ability to complete the acquisition of access lines from Verizon; the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the Verizon transaction; for two years after the merger, we may be limited in the amount of capital stock that we can issue to make acquisitions or to raise additional capital; our indemnity obligation to Verizon may discourage, delay or prevent a third party from acquiring control of us during the two year period following the merger in a transaction that our stockholders might consider favorable; the ability to successfully integrate the Verizon operations into Frontier’s existing operations; the effects of increased expenses due to activities related to the Verizon transaction; the ability to successfully migrate Verizon’s West Virginia operations from Verizon owned and operated systems and processes to Frontier owned and operated systems and processes; the risk that the growth opportunities and cost synergies from the Verizon transaction may not be fully realized or may take longer to realize than expected; the sufficiency of the assets to be acquired from Verizon to enable us to operate the acquired business; disruption from the Verizon transaction making it more difficult to maintain relationships with customers, employees or suppliers; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our access lines that cannot be offset by increases in High Speed Internet subscribers and sale of other products; our ability to sell enhanced and data services in order to offset ongoing declines in revenue from local services, switched access services and subsidies; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation; the effects of changes in the availability of federal and state universal funding to us and our competitors; the effects of competition from cable, wireless and other wireline carriers (through voice over internet protocol (VOIP) or otherwise); our ability to adjust successfully to changes in the communications industry and to implement strategies for improving growth; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; continued reductions in switched access revenues as a result of regulation, competition and/or technology substitutions; the effects of changes in both general and local economic conditions on the markets we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenue and required levels of capital expenditures related to new construction of residences and businesses; our ability to effectively manage service quality; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to our customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulators; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our ongoing network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, and/or federal or state tax assessments; the effects of state regulatory cash management policies on our ability to transfer cash among our subsidiaries and to the parent company; our ability to successfully renegotiate union contracts expiring in 2010 and beyond; declines in the value of our pension plan assets, which could require us to make contributions to the pension plan in 2011 and beyond; our ability to pay dividends in respect of our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and our liquidity; the effects of any unfavorable outcome with respect to any of our current or future legal, governmental or regulatory proceedings, audits or disputes; the possible impact of adverse changes in political or other external factors over which we have no control; and the effects of hurricanes, ice storms or other natural disasters.  These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings.  We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws. Additional Information and Where to Find it This filing is not a substitute for the definitive prospectus/proxy statement included in the Registration Statement on Form S-4 that Frontier filed, and the SEC has declared effective, in connection with the proposed transactions described in the definitive prospectus/proxy statement. INVESTORS ARE URGED TO READ THE DEFINITIVE PROSPECTUS/PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS. The definitive prospectus/proxy statement and other documents filed or to be filed by Frontier with the SEC are or will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Frontier, 3 High Ridge Park, Stamford, CT 06905-1390, Attention: Investor Relations. This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Frontier’s stockholders approved the proposed transactions on October 27, 2009, and no other vote of the stockholders of Frontier or Verizon is required in connection with the proposed transactions. Telephone Internet Television Wireless Data Frontier® Communications

Non-GAAP Financial Measures The Company uses certain non-GAAP financial measures in evaluating its performance.  These include free cash flow, EBITDA or “operating cash flow”, which we define as operating income plus depreciation and amortization, and Adjusted EBITDA; a reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the tables that follow.  The non-GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs.  The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies. The Company believes that presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.  Management uses these non-GAAP financial measures to plan and measure the performance of its core operations, and its divisions measure performance and report to management based upon these measures.  In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments. The Company has shown adjustments to its financial presentations to exclude non-cash pension costs in 2009, acquisition and integration costs in 2009, severance and early retirement costs in 2005, 2006, 2007, 2008 and 2009, a pension curtailment gain in 2007, the favorable impact of a significant carrier dispute settlement in 2007, and legal settlement costs and related expenses in 2007 and 2008 because the Company believes that the magnitude of such costs incurred in any one period materially exceeds that which has been incurred by the Company in any other period during 2005 through 2009 and/or because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions.  Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures.  The Company believes that the non-GAAP financial measures are meaningful and useful for the reasons outlined above. While the Company utilizes these non-GAAP financial measures in managing and analyzing its business and financial condition and believes they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings.  In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure.  EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure.  Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures.  The information in this presentation should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission. Telephone Internet Television Wireless Data Frontier® Communications

Investment Summary Telephone Internet Television Wireless Data Frontier® Communications

Investment SummaryOpportunity…...for Frontier’s management to implement its innovative marketing and best-in-class margins on a business 3 times its size through the acquisition of over 4 million access lines from Verizon. Markets…...that are primarily rural, have less competition, and are under-penetrated. Frontier will accelerate the rollout of its fast and reliable broadband network. Returns…...from a strong free cash model: revenue upside from increased product penetration, cost savings, a stable dividend with an attractive yield and a sustainable payout ratio. Credit Quality......through a 2.5x deleveraging target with credit statistics nearing investment grade and a well structured maturity schedule. Frontier(1) SpinCo(1) Pro Forma w/Synergies Broadband Availability (1) 91% 63% Revenue $2,118 $3,953 $6,071 $6,071 Adjusted EBITDA (2) $1,149 $1,819 $2,968 $3,468 Margin 54.2% 46.0% 48.9% 57.1% Free Cash Flow $491 $733 $1,224 $1,534 Dividend Payout Ratio 63.6% N/A 60.6% 48.4% Net Debt / Adj. EBITDA 3.9 1.9 2.6 2.3 Adj. EBITDA / Interest Exp. 3.0 6.4 4.5 5.2 Notes: (1) Based on 2009 data; (2) See Appendix for Non-GAAP Reconciliations. Telephone Internet Television Wireless Data Frontier® Communications

Company Overview Telephone Internet Television Wireless Data Frontier® Communications

Frontier Communications today is……Frontier Communications Corporation (NYSE: FTR) is one of the nation's largest rural local exchange carriers, offering local and long-distance telephone service, broadband Internet access, wireless Internet access, DISH satellite TV and more…..Key Metrics 1 States 24 Total Access Lines 2,117,512 Residential 63.7% Business 36.3% High Speed Internet Subscribers 635,947 Satellite Video Subscribers 172,961 Residential Metrics: Customers 1,254,508 ARPU $57.52 % on Price Protection Plans 53.2% Monthly Churn 1.41% Products per Customer 2.54 LTM Revenue ($ in millions) $2,118 % Regulatory 17.0% %Customer 83.0% Customer % Residential 51.2% Customer % Business 48.8% LTM Adj. EBITDA ($ in millions) (2) $1,149 LTM FCF ($ in millions) (2) $491 Net Debt ($ in millions) $4,443 Geographic Footprint Frontier Service Area Geographic Highlights Rural Footprint (13 Households / Sq Mile) 24 States; 285 counties; 70 Local Market Clusters Mature Cable VOIP Competition (73% of Our Footprint1) 1. Frontier stand-alone metrics for Q4 2009. 2. Please see Appendix for Non-GAAP reconciliations. Telephone Internet Television Wireless Data Frontier® Communications

Key Value Drivers Unique Customer Experience Robust Local & National Network Consistent Execution of Financial and Operational Goals Solid and Improving Balance Sheet Position Telephone Internet Television Wireless Data Frontier® Communications

Unique Customer Experience Delivering a “Peace of Mind” Experience Big Company Advantages, Small Company Feel Local Manager Structure Unique Welcome Process Exceptional Service Levels 2 Hour Appointment Windows Broad Spectrum of Products and Services Simple Double Play & Triple Play Bundles Good, Better, Best Choices for Voice, Video, Data Peace of Mind Product Suite Directory Advertising Wireless Data myfitv.com Innovative Marketing Programs Multi-Year Price Protection Plans Loyalty Programs Aspirational Gifts Community Connections Take The Lead Referrals Telephone Internet Television Wireless Data Frontier® Communications

Frontier’s Robust Local & National Network Stand-alone Frontier: Extensive Local Networks 1,007 ILEC Exchanges; 1,024 Central Offices Fiber To Home In All Greenfield Builds ~ 41% of Local Networks Are Capable of Providing 20Mbps Service, and 91% are Capable of Providing at Least 1Mbps Service.¹ Extensive HSI Availability Broadband speeds in Frontier’s network continue to increase. Well Positioned to Support Continued Growth of High Speed Subscribers SpinCo: SpinCo HSI Availability is only 62.5% Frontier Stand-Alone Broadband Availability Dec ’08 Dec ‘09 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 1+Mbps 90% 91% 3+Mbps 63% 67% 6+Mbps 40% 41% 20 Mbps 13% 14% Frontier Stand-Alone HSI HSI Subs (000s) 700 600 500 400 300 200 100 0 4Q07 523k 1Q08 543k 2Q08 559k 3Q08 572k 4Q08 580k 1Q09 600k 2Q09 614k 3Q09 621k 4Q09 636k HSI Penetration 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0%  Notes 1. Network bandwidth capability based on the length of the loop in conjunction with the deployment of a DSLAM for that loop. Product availability is shown in the chart. Telephone Internet Television Wireless Data Frontier® Communications

FTR’s Consistent Execution of Financial & Operational Goals Stand-alone Frontier: Strong, Stable Free Cash Flow Generation Maintaining Stable Revenues Delivering Quality Products and Services our Customers Want Reducing Churn With Bundles Driving Customer Revenues 1 Focus on increasing bundled products Innovative promotions Purchase Price  Protection Plans Decreases churn SpinCo: SpinCo 2009 Customer Revenue ARPU of $68 Notes 1. Customer revenue is defined as total revenue less access services revenue. Access  services include switched network access and subsidies. Frontier Stand-Alone Customer Revenue Monthly ARPU $75.00 $70.00 $65.00 $60.00 $55.00 $50.00 $45.00 $40.00 $35.00 $30.00 $25.00 4Q07 $63 1Q08 $64 2Q08 $65 3Q08 $66 4Q08 $66 1Q09 $67 2Q09 $67 3Q09 $67 4Q09 $67 $600 $500 $400 $300 $200 $100 $0 Customer Revenues ($ Millions) Residential Revenue Business Revenue ARPU Frontier Stand-Alone Bundle Penetration Triple Double Single None 4Q07 6% 25% 18% 52% 1Q08 6% 26% 17% 50% 2Q08 7% 28% 19% 47% 3Q08 7% 29% 21% 44% 4Q08 7% 30% 22% 41% 1Q09 9% 31% 22% 39% 2Q09 9% 32% 23% 37% 3Q09 10% 32% 23% 35% 4Q09 10% 33% 22% 35% Bundle Penetration 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% Telephone Internet Television Wireless Data Frontier® Communications

FTR’s Consistent Execution: Industry-Leading Metrics EBITDA Margin (1) 60% 50% 40% 30% 20% 10% 0% WIN 55% FTR 54% CTL 49% CVC 43% CMCSA 39% TWC 36% Q 36% T  32% DTV 24% VZ 24% DISH 23% Change in Lines+HSI Subs (2) 0% (1)% (2)% (3)% (4)% (5)% (6)% (7)% (8)% (9)% (10)% WIN (1.2)% FTR (2.9)% CTL (3.5)% T (6.7)% VZ (6.7)% Q (8.1)% Lines Loss Yr/Yr (2) (4)% (5)% (6)% (7)% (8)% (9)% (10)% (11)% (12)% WIN FTR CTL VZ T Q 4Q08 1Q09 2Q09 3Q09 4Q09 Notes: 1. Data for the 12-months ended  12/31/09.  Adjusted EBITDA; excludes wireless; Cable is network operations only. WIN introduced a $23.8M pension adjustment in 4Q09, without which margins were 51.9%. 2. Data for the quarter ended 12/31/09.  Represents the yr/yr change in the combined ending base of access lines and HSI subscribers Source: SEC filings; Wall Street research; Frontier. Telephone Internet Television Wireless Data Frontier® Communications

Manageable Debt Maturity Schedule Balanced pro-forma maturity profile New issues were structured to align with the gaps in Frontier’s existing debt maturity calendar. 2009 Pro Forma Free Cash Flow (FCF) of $1.5 billion, with synergies, is greater than any given year’s scheduled amortization 2009 Pro Forma Frontier FCF with Synergies = $1.5B Principal Payment ($ Millions) $2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $- 2011 2012 2013 2014(1) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024+ Existing FTR Debt Revolver New SpinCo Debt Notes (1) The $750 million Revolving Credit Facility, that will become effective at the time of the merger, has a maturity of Jan 1, 2014. Telephone Internet Television Wireless Data Frontier® Communications

Verizon Transaction Overview Telephone Internet Television Wireless Data Frontier® Communications

Combined Company Snapshot



Frontier Properties
SpinCo Properties

12-31-2009 Pro Forma Access Lines By State	Pro forma footprint	% of total
West Virginia	686	10.8%
Indiana	645	10.1%
New York	632	9.9%
Illinois	609	9.6%
Ohio	563	8.9%
Washington*	505	7.9%
Michigan	451	7.1%
Pennsylvania	400	6.3%
Wisconsin	311	4.9%
Oregon	287	4.5%
North Carolina*	237	3.7%
Minnesota	200	3.1%
California	158	2.5%
Arizona	144	2.3%
Idaho	120	1.9%
South Carolina*	111	1.7%
Tennessee	74	1.2%
Nevada	53	0.8%
Iowa	43	0.7%
Nebraska	41	0.6%
Alabama	25	0.4%
Utah	21	0.3%
Georgia	18	0.3%
New Mexico	8	0.1%
Montana	7	0.1%
Mississippi	5	0.1%
Florida	3	0.1%
Total	**6,355**	**100.0%**

*** New State for Frontier**

Pro Forma (12/31/09)

States	27
Total Access Lines	6,355
High Speed Internet Subscribers	1,697
Satellite & FiOS Video Subscribers	490
Revenues ($ millions)	$6,071

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Access Line Detail Common Properties As of 12/31/ 09 Frontier Spinco Combined West Virginia 138,585 547,095 685,680 Indiana 4,339 640,598 644,937 Illinois 93,814 515,305 609,119 Ohio 532 562,385 562,917 Michigan 17,628 432,899 450,527 Wisconsin 58,453 252,104 310,557 Oregon 12,195 274,716 286,911 California 135,006 22,614 157,620 Arizona 138,126 5,480 143,606 Idaho 18,695 101,359 120,054 Nevada 22,837 30,520 53,357 640,210  3,385,075 4,025,285 SpinCo Properties Washington – 504,554 504,554 North Carolina – 237,281 237,281 South Carolina – 110,523 110,523  – 852,358 852,358 Frontier Properties New York 632,253 – 632,253 Pennsylvania 400,412 – 400,412 Minnesota 199,771 – 199,771 Tennessee 73,983 – 73,983 Iowa 42,790 – 42,790 Nebraska 40,738 – 40,738 Alabama 25,038 – 25,038 Utah 20,960 – 20,960 Georgia 17,783 – 17,783 New Mexico 7,516 – 7,516 Montana 7,389 – 7,389 Mississippi 5,183 – 5,183 Florida 3,486 – 3,486  1,477,302 – 1,477,302 Total 2,117,512 4,237,433 6,354,945 Telephone Internet Television Wireless Data Frontier® Communications

The “New” Frontier….TRANSFORMATIONAL TRANSACTION for Frontier Becomes the fifth largest ILEC in the US with over 6 million(1) access lines in 27 states Becomes the nation’s largest communications service provider focused on rural areas and small and medium-sized towns and cities Improves balance sheet strength; increases financial and  operational flexibility Pro forma leverage of 2.6x Attractive and sustainable dividend policy Free cash flow per share accretive in year 2 Delivers substantial long-term shareholder value
Creates a strong platform for continued growth and improves the company’s overall strategic position Notes: (1) Pro forma 12/31/09 data. Telephone Internet Television Wireless Data Frontier® Communications

Frontier-Verizon SpinCo Transaction Summary



Verizon Stockholders
Frontier Stockholders
68%
32%
Verizon
$3,333M
Frontier (FTR + SpinCo Lines)

- SpinCo pays Verizon $3,333M in cash or debt relief
- Verizon distributes 100% of SpinCo to Verizon shareholders
- SpinCo merges with Frontier; Frontier is the surviving entity

Parameter ($ M except share data)	(12/31/09) Frontier	(12/31/09) SpinCo	Total
Price/Share	$ 7.75	$ 7.75	$ 7.75
Shares outstanding	312	677	989
Equity Value	$ 2,421	$ 5,247	$ 7,668
Net Debt (1)	4,443	3,397	7,840
Firm value	$ 6,864	$ 8,644	$ 15,508
2009 Adj. EBITDA (2)	$ 1,149	$ 1,819	$ 2,968
FV/'09 Adj. EBITDA	6.0x	4.8x	5.2x
Net Debt/'09 Adj. EBITDA	3.9x	1.9x	2.6x

- Share price collar of $7.00 – $8.50 per share; 617 – 750M shares (66-71%) Verizon stockholder ownership

Notes: Shares outstanding based on $7.75 share price at the midpoint of the collar.
(1) Pro forma for March 2010 SpinCo financing.
(2) See adjustments in Appendix, Reconciliation of Non-GAAP Financial Measures.

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2009 Key Pro Forma Financial Data Statistics 2009 Actual Frontier 2009 Pro Forma Actual SpinCo Sub-Total Synergies Total Revenue $2,118 $3,953 $6,071 $0 $6,071 Adjusted EBITDA (1) 1,149 1,819(4) 2,968 500 3,468 % EBITDA Margin 54.2% 46.0% 48.9% 57.1% Bridge to Free Cash Flow: Interest Expense (378) (285)(3) (663) - (663) Cash Taxes (60) (243) (303) (190) (493) Capital Expenditures (231) (558) (789) - (789) Other 11 - 11 - 11 Free Cash Flow $491 $733 $1,224 $310 $1,534 Net Debt / Adj. EBITDA 3.9x 1.9x 2.6 x 2.3x Adj. EBITDA / Interest Exp. 3.0x 6.4x 4.5x 5.2x Dividend ($0.75 / share)(2) $0 $0 $742 $0 $742 FCF Dividend Payout Ratio - - 61% - 48% Notes: (1) See adjustments in Appendix, Reconciliation of Non-GAAP Financial Measures. (2) Based on share price at the $7.75 mid-point of the collar. (3) Includes financing priced March 26, 2010 and assumed SpinCo debt. (4) Adjusted to exclude $52 million of non-cash pension and OPEB expense at SpinCo. Telephone Internet Television Wireless Data Frontier® Communications

Transaction Overview Transaction Structure Reverse Morris Trust Simultaneous tax-free spin-off of SpinCo and merger with Frontier Valuation SpinCo Enterprise Value: $8.6B Implied purchase multiple at announcement: 4.5x SpinCo FY2008 EBITDA Financing Equity consideration based on Frontier’s 30 day average share price at time of close Subject to a collar of $7.00 – $8.50, 66% - 71% VZ stockholder ownership Fixed number of shares outside the collar $3.2 Billion of debt has been priced Net proceeds to be paid to Verizon Governance Maggie Wilderotter, Chairman & Chief Executive Officer Frontier management leadership 12 member board (Verizon delegates 3 new members to Frontier’s board) Post Closing Dividend Policy Annual dividend of $0.75 per share, reduced from current $1.00 per share Estimated Synergies Revenue upside from broadband, long distance, video and bundles $500M of cash OpEx savings (18% of 2009 SpinCo cash OpEx) Required Approvals Hart Scott Rodino (completed) Frontier shareholder approval (completed) Verizon IRS ruling (completed) FCC and certain state and local regulatory approvals Expected Closing End of Q2 2010 Telephone Internet Television Wireless Data Frontier® Communications

Transaction Rationale

- **Serving Rural America <u>IS</u> our business**
- **Frontier becomes the largest rural / suburban communications provider**

Rural Profile	• SpinCo properties have an average of 37 households per sq. mile • 70% of lines in rural areas • Less than 1% of lines in urban areas
Complementary Footprint	• Frontier currently has operations in 11 of the 14 states in which SpinCo operates
Attractive Demographics	• Properties have a similar profile to Frontier's current footprint • Median income of $50.1K, 74% home ownership, average age of 48
Upside for Organic Growth	• Ability to implement Frontier's proven "go-to-market" strategy • Local engagement model will improve customer loyalty and drive revenue performance
Ability to Leverage Scale	• Leverage scalability of common support functions (e.g. IS, Accounting) • Ability to achieve synergies from operating and capital expenditures
Reasonable Capital Investment	• Currently, broadband is only available to 62.5% of households • Opportunity to expand broadband deployment
Free Cash Flow Accretive	• The transaction drives significant free cash flow per share accretion in year 2 and beyond
Improves Dividend Payout Ratio	• $0.75 per share dividend after closing • Payout ratio declines based on new dividend policy and increased cash flow

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Frontier Gains Size & Scale REVENUE 2009 ($M) (1) $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0 Q CTL CVC FTR pf PCS WIN LEAP FTR CNSL EBITDA 2009 ($M) (1) $4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 Q CTL FTR pf CVC WIN FTR PCS LEAP CNSL VOICE + BROADBAND SUBS (000s) 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0Q CTL FTR pf CVC WIN FTR CNSL MARKET EQUITY CAP ($M) (2) $11,000 $10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 CTL Q FTR pf CVC WIN PCS FTR LEAP CNSL Notes: (1) Metrics as of Q4 2009.  Frontier pro forma (“FTR pf”) metrics combine Frontier and SpinCo.  CTL and WIN are pro forma for 2009; WIN excludes pending IWA transaction. (2) As of March 2010. Telephone Internet Television Wireless Data Frontier® Communications Source: Thomson Reuters, company flings, and Wall Street research

Substantial Revenue & Cost Saving Opportunities Revenue Opportunity Increased Broadband availability Frontier market approach improves critical customer metrics Access line losses HSI penetration Long distance penetration Video penetration Synergies Executive Management Legal Information Systems Finance & Accounting ~ $500M Annually by 1/1/2013 Telephone Internet Television Wireless Data Frontier® Communications

Significant Operational Upside Potential Our ability to migrate the acquired properties to Frontier’s performance metrics offers the potential for significant operational enhancement Access Line Decline 0.0% -2.0% -4.0% -6.0% -8.0% -10.0% -12.0% -14.0% SpinCo -11.6% Frontier -6.1% HSI Penetration 31% 30% 29% 28% 27% 26% 25% 24% 23% 22% SpinCo 25.2% Frontier 30.0% Long Distance Penetration 80% 70% 60% 50% 40% 30% 20% 10% 0% SpinCo 46.9% Frontier 71.3% Broadband Availability 100% 90% 80% 70% 60% 50% 40% 30% 20%  10% 0% SpinCo 62.5% Frontier 91.0% Satellite TV Penetration 20% 15% 10% 5% 0% SpinCo 7.5% Frontier 13.8% Note: Data is as of, or for the fiscal year ended, 12/31/09. Telephone Internet Television Wireless Data Frontier® Communications

Why This is Different From Other RBOC Line Divestitures System Conversion Experience 13 states run on a separate billing platform that comes with SpinCo in the acquisition. Only West Virginia, representing 13% of SpinCo access lines, required to be converted to Frontier at closing. Deleveraging Transaction This is a deleveraging transaction. Pro forma (12/31/09) combined net leverage of 2.6x – approaching investment grade over time. Strong Rural Markets Substantially the same rural profiles as Frontier has today. Predominately rural markets (37 households / sq. mile); less than 1% of the footprint is urban. Frontier already operates in 11 of the 14 states. Track Record of Successful Integrations Frontier management successfully operates a 2M + access line business, generating $2.1B of revenue in 24 states. We have successfully integrated Rochester Telephone, Commonwealth Telephone and Global Valley Networks and have consolidated 7 billing systems in the past 6 years. Telephone Internet Television Wireless Data Frontier® Communications

Transaction Process Summary Overall, merger transaction is on-track to close around the end of 2Q 2009 Remaining state and FCC regulatory approvals expected in a timely manner WV systems conversion is on schedule; joint teams from Verizon Communications and Frontier Communications continue to advance comprehensive plans for transition to FTR operating model VZ has separated SpinCo systems, people and processes; connectivity to FTR network and systems is on plan Video content agreements for LFA approvals received as of 3/31/2010 Frontier and SpinCo 2009 results are in line with expectations Telephone Internet Television Wireless Data Frontier® Communications

Transaction Timeline – Critical Items Deliverables Remaining State and FCC Approvals Financing SpinCo North Central Properties (13 States) Separation SpinCo North Central Properties Testing Period WV System Conversion Mock Conversions Training Production Launch Close Date Timing April-May March/April March April/May Feb–May March-June June June 30/July 1 Telephone Internet Television Wireless Data Frontier® Communications

What You Can Expect From Us Provide a Unique Customer Experience Annual Growth in Customer Revenue New Products and Innovative Marketing Efficient Execution of Our Operating Strategy “Competitively Fit” – Lean & Flexible Consistently Strong EBITDA Margins Continuous Achievement of Cost Reduction Initiatives Pro Forma Verizon Transaction – the “New Frontier” Significant Deleveraging to 2.6x (with a target of less than 2.5x leverage = Investment Grade) Free Cash Flow Accretive in year 2 Platform for Continued Growth and Improved Strategic Position Telephone Internet Television Wireless Data Frontier® Communications

Appendix Telephone Internet Television Wireless Data Frontier® Communications

Annual Frontier Selected Financial Metrics $ Millions 2005 2006 2007 2008 2009 Revenue (1) $2,017 $2,025 $2,249 $2,237 $2,118 Customer Revenue (2) $1,586 $1,597 $1,809 $1,832 $1,758 Adjusted EBITDA (3) $1,116 $1,128 $1,213 $1,214 $1,149 EBITDA Margin 55.3% 55.7% 53.9% 54.3% 54.2% Capital Expenditures (4) $259 $269 $306 $288 $231 % Revenue 12.9% 13.3% 13.6% 12.9% 10.9% Free Cash Flow (5) $544 $562 $538 $493 $491 Access Lines 2,238 2,127 2,429 2,254 2,118 High Speed Internet 318 393 523 580 636 Penetration 14.2% 18.5% 21.5% 25.7% 30.0% Notes 1. Revenue for 2007 excludes the favorable one-time impact of $38.7 million for a significant settlement of a carrier dispute. 2. Customer revenue is defined as total revenue less access services.  Access services include switched network access and subsidies. 3. Represents Operating Cash Flow (EBITDA), as adjusted.  Please see Non-GAAP  Reconciliations. 4. Capital expenditures for 2007 and 2009 exclude $9.6 million and $25.0 million, respectively, related to integration activities. 5. Free cash flow includes ELI for all years prior to its sale in July 2006. Please see Non-GAAP Reconciliations. Telephone Internet Television Wireless Data Frontier® Communications

Reconciliation of Non-GAAP Financial Measures 2009 Pro Forma Frontier and SpinCo For the year ended December 31, 2009 ($ in millions) Frontier Verizon’s Separate Telephone Operations Pro Forma Adjustments Total Pro Forma EBITDA Operating Income $606 $542 $219 $1,367 Add back: Depreciation and amortization 477 781 253 1,511 EBITDA, as reported $1,083 $1,323 $472 $2,878 Add/(subtract): Non-cash pension and other postretirement costs 34 52 - 86 Severance and early retirement costs 4 - - 4 Acquisition and integration costs 28 - (28) - Adjusted EBITDA $1,149 $1,375 $444 $2,968 Telephone Internet Television Wireless Data Frontier® Communications

Reconciliation of Non-GAAP Financial Measures For the year ended December 31, ($ in 000’s) 2005 2006 2007 2008 2009 EBITDA (Operating Cash Flow) Operating Income $588,968 $644,490 $705,416 $642,456 $606,165 Add back: Depreciation and amortization 520,204 476,487 545,856 561,801 476,391 EBITDA (Operating Cash Flow), as reported $1,109,172 $1,120,977 $1,251,272 $1,204,257 $1,082,556 Add / (Subtract) Severance and early retirement costs 6,981 7,193 13,874 7,598 3,788 Pension curtailment gain (Non-Cash) - - (14,379) - - Non-Cash Pension Costs - - - - 34,196 Legal settlement costs - - 816 2,113 - Carrier dispute settlement - - (38,700) - - Acquisition and integration costs - - - - 28,334 Adjusted EBITDA $1,116,153 $1,128,170 $1,212,883 $1,213,968 $1,148,874 Revenue, as reported $2,017,041 $2,025,367 $2,288,015 $2,237,018 $2,117,894 Deduct Favorable revenue settlement (one-time) - - (38,700)Revenue, as adjusted  $2,017,041, $2,025,367 $2,249,315 $2,237,018 $2,117,894 Adjusted EBITDA, as % of Adj. Revenue 55.3% 55.7% 53.9% 54.3% 54.2% Telephone Internet Television Wireless Data Frontier® Communications

Reconciliation of Non-GAAP Financial Measures Frontier Stand-Alone For the year ended December 31, ($ in 000’s) 2005 2006 2007 2008 2009 Net Income $202,375 $344,555 $214,654 $184,274 $123,181 Add back: Depreciation and amortization 520,204 476,487 545,856 561,801 476,391 Income tax expense 75,270 136,479 128,014 106,496 69,928 Acquisition and integration costs - - - - 28,334 Pension expense (non-cash) - - - - 34,196 Stock based compensation 8,427 10,340 9,022 7,788 9,368 Subtract: Cash paid (refunded) for income taxes 4,711 5,365 54,407 78,878 59,735 Pension Curtailment Gain (Non-Cash) - - 14,379 - - Other income (loss), net (2,843) 60,271 (15,038) 20 (40,133) Capital expenditures - business operations 259,448 268,806 306,203 288,264 230,966 Gain on sale of discontinued operations 1,167 71,635 - - - Free cash flow $543,793 $561,784 $537,595 $493,197 $490,830 Revenue $2,017,041 $2,025,367 $2,288,015 $2,237,018 $2,117,894 Free cash flow as % of Revenue, as reported 27.0% 27.7% 23.5% 22.0% 23.2% Telephone Internet Television Wireless Data Frontier® Communications

Reconciliation of Non-GAAP Financial Measures Frontier Stand-Alone For the quarter ended December 31, For the year ended December 31, ($ in thousands) 2009 2008 2009 2008 Net Income to Free Cash Flow; Net Cash Provided by Operating Activities Net Income $5,170 $34,788 $123,181 $184,274 Add back: Depreciation and amortization 102,892 138,815 476,391 561,801 Income tax expense 4,600 29,779 69,928 106,496  Acquisition and integration costs 13,877 - 28,334 - Pension expense (non-cash) (1) 9,394 421 34,196 - Stock based compensation 2,394 (1,423) 9,368 7,788 Subtract: Cash paid (refunded) for income taxes (218) 8,704 59,735 78,878 Other income (loss), net (2) (54,171) 111 (40,133) 20 Capital expenditures - Business operations (3) 69,073 84,065 230,966 288,264 Free cash flow 123,643 109,500 490,830 493,917 (1) Includes pension expenses of $11.4 million, less amounts capitalized into the cost of capital expenditures of $2.0 million, for the quarter ended December 31, 2009 and pension expenses of $41.7 million, less amounts capitalized into the cost of capital expenditures of $7.5 million for the year ended December 31, 2009. (2) Includes premium on debt repurchases of $53.7 million for the quarter ended December 31, 2009, and premium, net of gains, on debt  repurchases of $45.9 million and $6.3 million for the three years ended December 31, 2009 and 2008, respectively. (3) Excludes capital expenditures for integration activities. Telephone Internet Television Wireless Data Frontier® Communications

Frontier Communications Investor Relations Frontier Communications 3 High Ridge Park Stamford, CT 06905 www.frontier.com/ir Telephone Internet Television Wireless Data Frontier® Communications